Exhibit 10.1 EXECUTION VERSION AMENDMENT NO. 1 dated as of December 18, 2017 (this “Amendment”) to (i) the Credit Agreement dated as of March 18, 2011, as amended and restated as of November 18, 2016 (the “Revolving Credit Agreement”), among AmerisourceBergen Corporation, a Delaware corporation (the “Company”), the borrowing subsidiaries from time to time party thereto, the lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as administrative agent, (ii) the Term Loan Credit Agreement dated as of November 13, 2015, as amended and restated as of November 18, 2016 (the “November Term Loan Agreement”), among the Company, the lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as administrative agent, and (iii) the Term Loan Credit Agreement dated as of February 9, 2015, as amended and restated as of November 18, 2016 (the “February Term Loan Agreement”, and together with the Revolving Credit Agreement and the November Term Loan Agreement, the “Credit Agreements”), among the Company, the lenders from time to time party thereto, and Bank of America, N.A., as administrative agent. WHEREAS, the Company has requested that the Credit Agreements be amended as set forth herein; and WHEREAS, JPMorgan Chase Bank, N.A., as Administrative Agent under the Revolving Credit Agreement and the November Term Loan Agreement, and Bank of America, N.A., as Administrative Agent under the February Term Loan Agreement (in such capacities, the “Administrative Agents”), and each Person executing this Amendment as a Lender under one or more of the Credit Agreements, are willing to amend the Credit Agreements to which they are party on the terms set forth herein; NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: SECTION 1. Defined Terms. Capitalized terms herein, insofar as they are used in respect of any Credit Agreement or the parties thereto and are not otherwise defined herein, have the meanings assigned to them in such Credit Agreement. This Amendment shall constitute a “Loan Document” for all purposes under the Credit Agreements. SECTION 2. Amendments. Each of the parties hereto agrees that, effective on the Amendment No. 1 Effective Date, each Credit Agreement to which it is a party is amended as follows: (a) The following new definitions are inserted in Section 1.01 in their appropriate alphabetical positions: “FCA Reserve” means the US$625,000,000 reserve taken during the fiscal quarter ended September 30, 2017, related to a payment expected to be made by the Company or a Subsidiary of the Company of US$625,000,000 pursuant to an agreement in principle with the United States Attorney's Office of the Eastern District of New York to resolve civil claims under the Federal False Claims Act, as more fully described in the Report on Form 10-K filed by the

2 Company with the United States Securities and Exchange Commission on November 21, 2017, subject to negotiation of final terms. “FDCA Reserve” means the US$260,000,000 reserve taken during the fiscal quarter ended June 30, 2017, related to the payment by the Company, during the fiscal year ended September 30, 2017, of US$260,000,000 pursuant to a plea agreement with the U.S. Attorney's Office of the Eastern District of New York for a misdemeanor violation of the Federal Food, Drug, and Cosmetic Act, as more fully described in the Report on Form 10-K filed by the Company with the United States Securities and Exchange Commission on November 21, 2017. (b) The definition of “Consolidated EBITDA” in Section 1.01 is amended in its entirety to read as follows: “Consolidated EBITDA” means, for any period, Consolidated Net Income for such period plus (a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum, without duplication, of (i) consolidated interest expense for such period, (ii) consolidated income tax expense for such period, (iii) all amounts attributable to depreciation and amortization for such period, (iv) any special one-time or extraordinary charges or extraordinary losses for such period, in each case to the extent not involving cash payments by the Company or any Subsidiary in such period or any future period, (v) any LIFO adjustment (if negative) or charge for such period, (vi) non- cash expenses and charges associated with derivatives transactions, including such non-cash expenses and charges attributed to warrants issued and any associated hedging transactions, and (vii) all amounts for such period attributable to (A) the FCA Reserve and (B) the FDCA Reserve and minus (b) without duplication and to the extent included in determining such Consolidated Net Income, (i) any special one-time or extraordinary non-cash gains for such period and any LIFO adjustment (if positive) or credit, and (ii) any non-cash gains associated with derivatives transactions, including non-cash gains attributed to warrants issued and any associated hedging transactions, all determined on a consolidated basis in accordance with GAAP. In the event that the Company or any Subsidiary shall have completed a Material Acquisition or a Material Disposition since the beginning of the relevant period, Consolidated EBITDA shall be determined for such period on a pro forma basis as if such Material Acquisition or Material Disposition, and any related incurrence or repayment of Indebtedness, had occurred at the beginning of such period. SECTION 3. Representations and Warranties. The Company represents and warrants to the Lenders and the Administrative Agent under each Credit Agreement, and each Loan Party under and as defined in each Credit Agreement represents and warrants to the Lenders and the Administrative Agent under such Credit Agreement, that: (a) the execution, delivery and performance of this Amendment are within its corporate, partnership or other applicable powers and have been duly authorized by all necessary corporate, partnership and, if required, stockholder or other equityholder action; (b) this Amendment has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’

3 rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; (c) no Default has occurred and is continuing under any Credit Agreement to which it is party; and (d) the representations and warranties contained in each Credit Agreement to which it is party and in the other Loan Documents referred to therein are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date. SECTION 4. Effectiveness. This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) when the Administrative Agents shall have received from the Company and each other Loan Party under each Credit Agreement, and from the Required Lenders under each Credit Agreement (i) counterparts of this Amendment signed on behalf of such parties or (ii) written evidence reasonably satisfactory to the Administrative Agents (which may include transmissions by facsimile or other electronic imaging of signed signature pages of this Amendment) that such parties have signed counterparts of this Amendment. SECTION 5. Expenses. The Company agrees to reimburse the Administrative Agents for their reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agents. SECTION 6. Notices. All notices hereunder shall be given in accordance with the provisions of (i) Section 11.01 of the Revolving Credit Agreement, (ii) Section 9.01 of the November Term Loan Agreement and (iii) Section 11.01 of the February Term Loan Agreement, as applicable. SECTION 7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to the conflicts of law principles thereto and to the extent that such principles would direct a matter to another jurisdiction. SECTION 9. Incorporation by Reference. Sections 11.07, 11.09(b), 11.09(c), 11.09(d), 11.09(e), 11.10 and 11.11 of the Revolving Credit Agreement, Sections 9.07, 9.09(b), 9.09(c), 9.09(d), 9.10 and 9.11 of the November Term Loan Agreement and Sections 11.07, 11.09(b), 11.09(c), 11.09(d), 11.10 and 11.11 of the February Term Loan Agreement are hereby incorporated by reference herein, mutatis mutandis, with the sections so incorporated from each Credit Agreement applying to this Amendment insofar as it relates to such Credit Agreement or the parties thereto. [signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their authorized officers as of the date first above written. AMERISOURCEBERGEN CORPORATION, INNOMAR STRATEGIES INC., By: /s/ J.F. Quinn Name: J. F. Quinn Title: Vice President & Corporate Treasurer for each of the foregoing parties BP PHARMACEUTICALS LABORATORIES UNLIMITED COMPANY, By: /s/ J.F. Quinn Name: J.F. Quinn Title: Treasurer CENTAUR SERVICES LIMITED, By: /s/ J.F. Quinn Name: J.F. Quinn Title: Treasurer [Signature Page to Amendment No. 1]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent under the Revolving Credit Agreement and the November Term Loan Agreement, By: /s/ Dawn Lee Lum Name: Dawn Lee Lum Title: Executive Director [Signature Page to Amendment No. 1]

BANK OF AMERICA, N.A., individually and as Administrative Agent under the February Term Loan Agreement, By: /s/ Darren Merten Name: Darren Merten Title: Vice President [Signature Page to Amendment No. 1]

LENDER SIGNATURE PAGE TO AMERISOURCEBERGEN CORPORATION AMENDMENT NO. 1 TO (check all that apply): RESTATED REVOLVING CREDIT AGREEMENT NOVEMBER TERM LOAN AGREEMENT FEBRUARY TERM LOAN AGREEMENT Name of Lender: Bank of America, N.A. By /s/ Darren Merten Name: Darren Merten Title: Vice President [Signature Page to Amendment No. 1]

LENDER SIGNATURE PAGE TO AMERISOURCEBERGEN CORPORATION AMENDMENT NO. 1 TO (check all that apply): RESTATED REVOLVING CREDIT AGREEMENT NOVEMBER TERM LOAN AGREEMENT FEBRUARY TERM LOAN AGREEMENT Name of Lender: Bank of China, New York Branch By /s/ Raymond Qiao Name: Raymond Qiao Title: Managing Director [Signature Page to Amendment No. 1]

LENDER SIGNATURE PAGE TO AMERISOURCEBERGEN CORPORATION AMENDMENT NO. 1 TO (check all that apply): RESTATED REVOLVING CREDIT AGREEMENT NOVEMBER TERM LOAN AGREEMENT FEBRUARY TERM LOAN AGREEMENT Name of Lender: THE BANK OF NOVA SCOTIA By /s/ Michelle C. Phillips Name: Michelle C. Phillips Title: Execution Head & Director [Signature Page to Amendment No. 1]

LENDER SIGNATURE PAGE TO AMERISOURCEBERGEN CORPORATION AMENDMENT NO. 1 TO (check all that apply): RESTATED REVOLVING CREDIT AGREEMENT NOVEMBER TERM LOAN AGREEMENT FEBRUARY TERM LOAN AGREEMENT Name of Lender: THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. By /s/ Brian McNany Name: Brian McNany Title: Director [Signature Page to Amendment No. 1]

LENDER SIGNATURE PAGE TO AMERISOURCEBERGEN CORPORATION AMENDMENT NO. 1 TO (check all that apply): RESTATED REVOLVING CREDIT AGREEMENT NOVEMBER TERM LOAN AGREEMENT FEBRUARY TERM LOAN AGREEMENT Name of Lender: BRANCH BANKING AND TRUST COMPANY By /s/ Andrey Rudnitsky Name: Andrey Rudnitsky Title: Vice President [Signature Page to Amendment No. 1]

LENDER SIGNATURE PAGE TO AMERISOURCEBERGEN CORPORATION AMENDMENT NO. 1 TO (check all that apply): RESTATED REVOLVING CREDIT AGREEMENT NOVEMBER TERM LOAN AGREEMENT FEBRUARY TERM LOAN AGREEMENT Name of Lender: The Chiba Bank, Ltd., New York Branch By /s/ Atsushi Imai Name: Atsushi Imai Title: General Manager [Signature Page to Amendment No. 1]

LENDER SIGNATURE PAGE TO AMERISOURCEBERGEN CORPORATION AMENDMENT NO. 1 TO (check all that apply): RESTATED REVOLVING CREDIT AGREEMENT NOVEMBER TERM LOAN AGREEMENT FEBRUARY TERM LOAN AGREEMENT Name of Lender: Citibank N.A. By /s/ Marni McManus Name: Marni McManus Title: Vice President [Signature Page to Amendment No. 1]

LENDER SIGNATURE PAGE TO AMERISOURCEBERGEN CORPORATION AMENDMENT NO. 1 TO (check all that apply): RESTATED REVOLVING CREDIT AGREEMENT NOVEMBER TERM LOAN AGREEMENT FEBRUARY TERM LOAN AGREEMENT Name of Lender: Citizens Bank of Pennsylvania By /s/ William J. O’Meara Name: William J. O’Meara Title: Vice President [Signature Page to Amendment No. 1]

LENDER SIGNATURE PAGE TO AMERISOURCEBERGEN CORPORATION AMENDMENT NO. 1 TO (check all that apply): RESTATED REVOLVING CREDIT AGREEMENT NOVEMBER TERM LOAN AGREEMENT FEBRUARY TERM LOAN AGREEMENT Name of Lender: CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH By /s/ Christopher Day Name: Christopher Day Title: Authorized Signatory By /s/ Brady Bingham Name: Brady Bingham Title: Authorized Signatory [Signature Page to Amendment No. 1]

LENDER SIGNATURE PAGE TO AMERISOURCEBERGEN CORPORATION AMENDMENT NO. 1 TO (check all that apply): RESTATED REVOLVING CREDIT AGREEMENT NOVEMBER TERM LOAN AGREEMENT FEBRUARY TERM LOAN AGREEMENT Name of Lender: KEYBANK NATIONAL ASSOCIATION By /s/ Douglas Gardner Name: Douglas Garnder Title: Vice President [Signature Page to Amendment No. 1]

LENDER SIGNATURE PAGE TO AMERISOURCEBERGEN CORPORATION AMENDMENT NO. 1 TO (check all that apply): RESTATED REVOLVING CREDIT AGREEMENT NOVEMBER TERM LOAN AGREEMENT FEBRUARY TERM LOAN AGREEMENT Name of Lender: LIBERTY BANK By /s/ Carla Balesano Name: Carla Balesano Title: Senior Vice President [Signature Page to Amendment No. 1]

LENDER SIGNATURE PAGE TO AMERISOURCEBERGEN CORPORATION AMENDMENT NO. 1 TO (check all that apply): RESTATED REVOLVING CREDIT AGREEMENT NOVEMBER TERM LOAN AGREEMENT FEBRUARY TERM LOAN AGREEMENT Name of Lender: Mizuho Bank, Ltd. By /s/ Bertram H. Tang Name: Bertram H. Tang Title: Authorized Signatory [Signature Page to Amendment No. 1]

LENDER SIGNATURE PAGE TO AMERISOURCEBERGEN CORPORATION AMENDMENT NO. 1 TO (check all that apply): RESTATED REVOLVING CREDIT AGREEMENT NOVEMBER TERM LOAN AGREEMENT FEBRUARY TERM LOAN AGREEMENT Name of Lender: Mizuho Bank (USA) By /s/ Bertram H. Tang Name: Bertram H. Tang Title: Director & Team Leader [Signature Page to Amendment No. 1]

LENDER SIGNATURE PAGE TO AMERISOURCEBERGEN CORPORATION AMENDMENT NO. 1 TO (check all that apply): RESTATED REVOLVING CREDIT AGREEMENT NOVEMBER TERM LOAN AGREEMENT FEBRUARY TERM LOAN AGREEMENT Name of Lender: MORGAN STANLEY BANK, N.A. By /s/ Alice Lee Name: Alice Lee Title: Authorized Signatory [Signature Page to Amendment No. 1]

LENDER SIGNATURE PAGE TO AMERISOURCEBERGEN CORPORATION AMENDMENT NO. 1 TO (check all that apply): RESTATED REVOLVING CREDIT AGREEMENT NOVEMBER TERM LOAN AGREEMENT FEBRUARY TERM LOAN AGREEMENT Name of Lender: PNC BANK, NATIONAL ASSOCIATION By /s/ Timothy J. Hornickle Name: Timothy J. Nornickle Title: Senior Vice President [Signature Page to Amendment No. 1]

LENDER SIGNATURE PAGE TO AMERISOURCEBERGEN CORPORATION AMENDMENT NO. 1 TO (check all that apply): RESTATED REVOLVING CREDIT AGREEMENT NOVEMBER TERM LOAN AGREEMENT FEBRUARY TERM LOAN AGREEMENT Name of Lender: T. D. Bank, N.A. By /s/ Shivani Agarwal Name: Shivani Agarwal Title: Senior Vice President [Signature Page to Amendment No. 1]

LENDER SIGNATURE PAGE TO AMERISOURCEBERGEN CORPORATION AMENDMENT NO. 1 TO (check all that apply): RESTATED REVOLVING CREDIT AGREEMENT NOVEMBER TERM LOAN AGREEMENT FEBRUARY TERM LOAN AGREEMENT Name of Lender: U.S. BANK NATIONAL ASSOCIATION By /s/ Thomas M. Priedeman Name: Thomas M. Priedeman Title: Assistant Vice President [Signature Page to Amendment No. 1]

LENDER SIGNATURE PAGE TO AMERISOURCEBERGEN CORPORATION AMENDMENT NO. 1 TO (check all that apply): RESTATED REVOLVING CREDIT AGREEMENT NOVEMBER TERM LOAN AGREEMENT FEBRUARY TERM LOAN AGREEMENT Name of Lender: WELLS FARGO BANK, NATIONAL ASSOCIATION By /s/ Andrea S. Chen Name: Andrea S. Chen Title: Managing Director [Signature Page to Amendment No. 1]